SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2002

Borland Software Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16096	94-2895440

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Enterprise Way, Scotts Valley, California 95066-3249

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (831) 431-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Certification of Dale L. Fuller, Chief Executive Officer of Borland Software Corporation pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of Kenneth R. Hahn, Chief Financial Officer of Borland Software Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.3

Certification of Dale L. Fuller, Chief Executive Officer of Borland Software Corporation, pursuant to Exchange Act Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

99.4

Certification of Kenneth R. Hahn, Chief Financial Officer of Borland Software Corporation, pursuant to Exchange Act Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Item 9.	Regulation FD Disclosure.

             On November 14, 2002, Borland Software Corporation filed as exhibits to its Quarterly Report on Form 10-Q conformed copies of certifications signed by Dale L. Fuller, its Chief Executive Officer, and Kenneth R. Hahn, its Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. In addition, Borland filed as part of its Form 10-Q conformed copies of certifications signed by Dale L. Fuller, its Chief Executive Officer, and Kenneth R. Hahn, its Chief Financial Officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4. The information in this report and the exhibits attached hereto are being furnished pursuant to Regulation FD of the Securities Exchange Act of 1934 and shall not, except to the extent required by applicable law or regulation, be deemed filed by Borland for purposes of § 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: November 15, 2002	By: /s/ KEITH E. GOTTFRIED

Name: Keith E. Gottfried
Title: Senior Vice President–Law & Corporate Affairs, General Counsel, Corporate Secretary and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Certification of Dale L. Fuller, Chief Executive Officer of Borland Software Corporation pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of Kenneth R. Hahn, Chief Financial Officer of Borland Software Corporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.3

Certification of Dale L. Fuller, Chief Executive Officer of Borland Software Corporation, pursuant to Exchange Act Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

99.4

Certification of Kenneth R. Hahn, Chief Financial Officer of Borland Software Corporation, pursuant to Exchange Act Rules 13a-14 and 15d-14 as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.